Exhibit 10.1

          Escrow Agreement, effective as of May 31, 1999 by and among:


                  The holders of Hemispherx Biopharma, Inc. warrants as set forth on Schedule A attached hereto ("Warrantholders");

                  HEMISPHERX  BIOPHARMA,   INC.,  a  Delaware  corporation  with
                  offices   located   at  1617  JFK   Boulevard,   Philadelphia,
                  Pennsylvania 19103 ("Company"); and

                  SILVERMAN, COLLURA & CHERNIS, P.C. as Escrow Agent, with offices located at 381 Park Avenue South, New York, NY 10016 ("Escrow Agent")

         WHEREAS, the Company has agreed to file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") to register the warrants ("Warrants") and the shares of common stock underlying the Warrants (collectively, the "Shares") under the Securities Act of 1933, as amended ("Act") which are owned by the Warrantholders identified on Schedule A; and

         WHEREAS, the Warrantholders have agreed to allow the Company to arrange for the sale of the Shares through an agent or agents, as yet to be determined, pursuant to the terms and conditions of this Agreement; and (ii) to release the Company from any and all claims relating to or arising from any registration rights contained in the Warrants; and

         WHEREAS, the Company has agreed to use its best efforts to arrange the sale of the Warrants from the Warrantholders, through an agent or agents as yet to be determined, on a best-efforts basis, during the twelve month period commencing on the date the SEC declares the Company's Registration Statement effective, pursuant to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the covenants set forth herein, it is mutually agreed as follows:

1.  Terms:

         1.1 The Company agrees to purchase, or designate an agent or agents ("Placement Agent") to purchase, on a "best efforts" basis within twelve months of the date the SEC declares the Registration Statement effective ("Effective Date"), the Warrants from the Warrantholders. There is no assurance that a Placement Agent will be designated or that the Company or a Placement Agent will purchase all or a portion of the Warrants from the Warrantholders.


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         1.2   Each Warrantholder  shall set a purchase price ("Purchase Price")
at which the Warrantholder will sell his or her Warrants to the Company or Placement Agent by completing the Purchase Price Election Form, attached hereto as Exhibit B. The Purchase Price shall be discounted 10%, representing the Placement Agent's commission on the sale. The Company will not receive any commissions on sales made by the Company. The Warrantholder's net proceeds will equal the Purchase Price, less the 10% commission.

         1.3 Upon execution of this Agreement, the Warrantholders shall deliver to the Escrow Agent a copy of this Agreement and the Warrants. The Escrow Agent shall hold the Warrants in escrow until the earlier of (i) twelve months from the Effective Date; or (ii) such time that the Company or Placement Agent notifies the Escrow Agent in writing ("Purchase Notice") that it will purchase a portion of, or all, the Warrants.

         1.4 Upon receipt from the Placement Agent of the Purchase Notice and the Purchase Price relating to Warrants for which such Purchase Price has been set by a Warrantholder, the Escrow Agent shall (i) pay to the Company the exercise price for the Warrants purchased by such Placement Agent; (ii) release the appropriate number of Warrants to the Company's transfer agent with instructions to issue the underlying shares of common stock applicable to such Warrant to the such Placement Agent or its designees; and (iii) disburse the escrow funds to the holders of the Warrants that were purchased.

         1.5 In the event the Purchase Price delivered to the Escrow Agent by the Placement Agent is not sufficient to purchase all the Warrants that have such Purchase Price, the Warrants shall be sold in the order of their expiration. Accordingly, if the event described in this paragraph occurs, Warrants that expire first shall be sold first. In the event there are Warrants with the same expiration dates and the event described in this paragraph occurs, the Warrants will be sold on a pro rata basis.

         1.6 Upon the expiration of the twelve month period, any remaining Warrants will be returned to the respective registered owner thereof.

         1.7 The Warrantholders agree that, upon the effectiveness of the Registration Statement under the Act registering the Shares, which is referred to in Section 2 herein, any and all obligations of the Company to register the Shares shall be deemed to have been satisfied in full, and, except for those obligations specifically set forth in Section 2, the Company shall have no further obligations with respect to the registration of the Shares.

2.       Registration Statement

         The Company shall use its best efforts to file with the SEC within 25 days of the execution of this Agreement, a Registration Statement on Form S-3 under the Securities Act registering the Shares. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective as soon as possible. The Company shall timely take such action as may be necessary to cause the Registration Statement to remain in effect until the earlier of (x) the date


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the last of the Shares have been sold by the Warrantholders,  or (y) twenty four
months  from  the  Effective   Date.   The  Company  may  require  each  of  the
Warrantholders to furnish to the Company such information regarding such Warrantholder as the Company may from time to time reasonably request in writing with respect to matters concerning the Company's compliance with the Securities Act and the Registration Statement filed thereunder. If a Warrantholder does not furnish such requested information to the Company or otherwise fails to cooperate with the Company to the extent necessary to enable the Company to comply with its obligations under the Securities Act, the Company shall not be obligated to register such Warrantholder's Shares, but shall continue to remain obligated to register the remainder of the Shares. All expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation, all Commission and securities exchange or National Association of Securities Dealers registration and filing fees, fees and expenses or compliance with securities or blue sky laws, and printing expenses, shall be borne by the Company.

3.       Miscellaneous Escrow Provisions.

         (a) The Escrow Agent shall be entitled to rely upon the truth and accuracy of any notice received from a Placement Agent, the Warrantholders, or the Company ("Parties") without any independent investigation or verification by Escrow Agent.

         (b) The Escrow Agent undertakes to perform only such duties as are expressly set forth to be performed by it hereunder.

         (c) The Escrow Agent shall not be liable to any Party in connection with its performance as Escrow Agent hereunder other than for its willful misconduct. The Escrow Agent shall not be liable to any Party for delays, timing and/or delivery of its obligations herein, other than for its willful misconduct. The Parties hereby jointly and severally indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees) arising out of or in connection with this Agreement, and any actions of Escrow Agent in connection therewith, other than Escrow Agent's willful misconduct.

         (d) Upon the distribution of all of the Warrants under the terms hereof, the Escrow Agent shall be relieved of all liability, responsibility or obligation with respect to or arising out of this Agreement.

         (e) The Escrow Agent shall not be disqualified from representing any party, its assigns or designees in any action between any of the Parties hereto by the reason of the fact that the Escrow Agent is acting as an escrow agent hereunder.

4.       Amendments;   Waiver.   This   agreement  may  be  amended,   modified,
superseded, canceled,


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renewed or extended and the terms and  covenants  hereof may be waived,  only by written instrument executed by all parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further continuing waiver of any such breach or a waiver of the breach of any other term or covenant contained in this Agreement.

5. Governing Law. This Agreement shall be governed by and construed and enforced according to the local laws of the State of New York applicable to agreements made and to be performed entirely in such state.

6. Assignment This Agreement. Any obligations hereunder may not be assigned without the written consent of all parties hereto.

7. Headings and Captions. The section Headings herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

8. Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, or when deposited with a Federal Express employee for transportation to the Escrow Agents, charges prepaid provided that the communication is addressed to the respective party at the place indicated on the first page of this Agreement or to such other person or address designed by the parties to receive notice.

9. Counterpart Signatures. The parties hereto may execute this Agreement in any number of counterparts, each of which, when executed and delivered by all the parties, shall have the force and effect of any original. Facsimile signatures shall be accepted as genuine and deemed the same as original signatures.

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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first above written.


                                    WARRANTHOLDER

                                    --------------------------------------------
                                    Name:

                                    HEMISPHERX BIOPHARMA, INC.

                                    By:
                                       -----------------------------------------
                                             Dr. William A. Carter, President


                                    SILVERMAN, COLLURA & CHERNIS, P.C.

                                    --------------------------------------------
                                    Solely as Escrow Agent


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                                   SCHEDULE A


                                     Warrant
Name, Address and Phone #           Registration No.          No. of Warrants

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